TRANSACTIONS WITH RELATED PARTIES AND OTHER LOAN (Tables)	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Schedule of Maturity of Debt Obligations	The financing leaseback from related party mature as follows, as of December 31, 2018:
2019	$650
2020	689
2021	731
2022	6,237

$8,307

Schedule of Transactions and Balances with Related Party and Other Loan
1.	The Company has, from time to time, entered into transactions with its shareholders (the Kibbutz). The following table summarizes such transactions:

	Year ended December 31,
	2018	2017	2016
Cost of revenues	$6,607	$6,936	$6,004
Research and development	$185	$179	$176
Selling and marketing	$779	$776	$855
General and administrative	$1,341	$1,654	$1,683
Finance expenses, net	$531	$564	$569

2.	Balances with related party and other loan:

	December 31,
	2018	2017

Related party and other loan (1,2)	$2,908	$3,463
Long-term loan and financing leaseback from a related party (2)	$7,089	$8,336

(1)
On January 17, 2011 a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders at that time CIOT and the Company, on a pro rata basis. Although the Company acquired CIOT ownership interest in Caesarstone Canada Inc. during December, 2018, the loan continues to bear interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 0.25% (See also note 1c). The interest accrued on the loan is payable on a quarterly basis.

(2)
In September, 2012, a financing leaseback of $10,900 related to Bar-Lev transaction was granted to the Company by Kibbutz Sdot-Yam. The financing leaseback bears interest until repayment at a per annum rate equal to 6.07% and is subject to adjustment for increases in the Israeli consumer price index.